SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-OPT2)


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

	On November 25, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1998. The Monthly Report is filed pursuant to and in accordance with
	(1) numerous no-action letters (2) current Commission policy in the area.


		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of
			Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated November 25, 1998.






    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-OPT2

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:            11/25/98


                   Beginning                                 Ending
                   Certificate                               Certificate
    ClassCusip     Balance(1)   Principal  Interest   Losses Balance
    A    79548KE38 272254913.22 2498775.31 1225006.44  0.00 269756137.91
    M-1  79548KE46  25710000.00       0.00  119752.47   0.00 25710000.00
    M-2  79548KE53  18854000.00       0.00   91903.51   0.00 18854000.00
    M-3  79548KE61  14569000.00       0.00   77936.62   0.00 14569000.00
    CE   7955199A7   9427363.98       0.00 1011540.09   0.00  9427363.98
    P    7955199E9       100.00       0.00   26260.87   0.00      100.00
    R-III79548KE95         0.00       0.00       0.00   0.00        0.00
    Total          340815377.20 2498775.31 2552400.00  0.00 338316601.89



               AMOUNTS PER $1,000 UNIT       PASS THROUGH RATES

                                           Ending            Current
                                           Certificate       Pass-Through
ClassPrincipal    Interest  Total      Balance    Losses InterestRate
    A      9.11167    4.4669301   13.57860  983.65345 0.0000    5.39938%
    M-1    0.00000    4.6578168   4.657817 1000.00000 0.0000    5.58938%
    M-2    0.00000    4.8744834   4.874483 1000.00000 0.0000    5.84938%
    M-3    0.00000    5.3494831   5.349483 1000.00000 0.0000    6.41938%
    CE     0.00000  107.2982959  107.29830 1000.00000 0.0000    3.56160%
    P      0.00000  262608.7000 262608.700 1000.00000 0.0000 NA
    R-III  0.00000    0.0000000    0.00000    0.00000 0.0000    5.39938%



    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION            142006.41
    TRUSTEE FEES                                 0.00

    Section 4.02 (iv.)
    P&I ADVANCES                Total Advances                 128270.85
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF:   25-Nov-98
         Stated Principal Balance of Mortgage Loans         338316601.89
         Stated Principal Balance of REO Properties                 0.00

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans                                           2,950
         Aggregate Principal Balance as of the Due Date     338316601.89
         Weighted Average Remaining Term to Maturity                 355
         Weighted Average Mortgage Rate                         9.39445%



                                           Unpaid            Stated
    Section 4.02 (vii.)                    Principal         Principal
    DELINQUENCY INFORMATION                Balance    Number Balance
    30-59 days delinquent                  1530827.51     20  1529418.69
    60-89 days delinquent                   222266.40      4   222107.58
    90 or more days delinquent                   0.00      0        0.00
    Foreclosures                           1808082.83     23  1806621.25
    Bankruptcies                           1330396.78     13  1329676.57


    Section 4.02 (viii.)
    REO INFORMATION Loans that became REO properties in the
                    preceding calendar month:
                                           Unpaid     Stated
                                           Principal  Principal
                                Loan NumberBalance    Balance


    Section 4.02 (ix.)          Total Book Value of REO Properties:
    REO BOOK VALUES                                                 0.00

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                   Aggregate Amount of Principal Prepayments
                                Curtailments                    19645.47
                                Payments in Full              2296684.53

                   Prepayment Charges                           26260.87
                   REO Principal Amortization                       0.00

    Section 4.02 (xi.)         Realized Losses that were incurred during
    REALIZED LOSSES             the related Prepayment Period:

                                Total Realized Losses   0.00
                                Which Include:

                                Bankruptcy Losses       0.00




    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:                 0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                     Certificate
                                           Factor
                                Class A      0.983653
                                Class M-1    1.000000
                                Class M-2    1.000000
                                Class M-3    1.000000
                                Class CE     0.986922

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                                Interest   Reduction from Allocation of:
                                Carry      Prepayment        Relief Act
                   Interest     Forward    Interest          Interest
                   Amount       Amount     Shortfalls Losses Shortfalls
         A           1225006.44       0.00       0.00   0.00        0.00
         M-1          119752.47       0.00       0.00   0.00        0.00
         M-2           91903.51       0.00       0.00   0.00        0.00
         M-3           77936.62       0.00       0.00   0.00        0.00
         CE          1011540.09        NA        0.00   0.00        0.00
         TOTAL       2526139.13       0.00       0.00   0.00        0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls not covered by the Service       0.00


    Section 4.02 (xvii.)
                                Relief Act Interest Shortfall       0.00
    Section 4.02 (xviii.)
                   Required Overcollateralized Amount         9427363.98
                   Credit Enhancement Percentage                20.2651%
    Section 4.02 (xix.)
                   Overcollateralization Increase Amount            0.00
    Section 4.02 (xx.)
                   Overcollateralization Reduction Amount           0.00

    Section 4.02 (xxi.)
    PASS THROUGH RATE
                   Current      Next
         Class     Interest RateInterest Rate
         A              5.39938%   5.22234%
         M-1            5.58938%   5.41234%
         M-2            5.84938%   5.67234%
         M-3            6.41938%   6.24234%
         CE             3.56160%
         P         NA
         R-III          5.39938%




    PERFORMANCE MEASURES

         Net Monthly Excess Cash Flow      1011540.08

         Delinquency Percentage               0.99268%

         Stepdown Date Occurrence          NO
         Trigger Event Occurrence          NO








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	November 30, 1998